Exhibit 10.1

AMENDED AND RESTATED

BROADWIND ENERGY, INC.

2007 EQUITY INCENTIVE PLAN

(effective as of March 25, 2011)

SECTION 1

DEFINITIONS

As used herein, the following terms have the meanings indicated below:

(a)           “Administrator” means the Board, or one (1) or more Committees appointed by the Board from time to time to administer the Plan, as the case may be.

(b)           “Affiliate” means a Parent or Subsidiary of the Company.

(c)           “Award” means any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

(d)           “Board” means the board of directors of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)            “Committee” means a committee of two (2) or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be an “outside director” under Code Section 162(m) and, to the extent necessary for compliance with Rule 16b-3, a “non-employee director” under Rule 16b-3.

(g)           “Company” means Broadwind Energy, Inc., a Delaware corporation.

(h)           “Deferred Compensation” means a “deferral of compensation” as defined under Code Section 409A.

(i)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(j)            “Fair Market Value” as of any date means (i) if such stock is listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next date on which there is a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to Common Stock.

(k)           “ISO Option Agreement” has the meaning set forth in Section 9 hereof.

(l)            “NSO Option Agreement” has the meaning set forth in Section 10 hereof.

(m)          “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

(n)           “Parent” means any corporation that owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(o)           “Participant” means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9 hereof; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10 hereof; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11 hereof; (iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12 hereof; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13 hereof.

(p)           “Performance Award” means any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

(q)           “Performance Award Agreement” has the meaning set forth in Section 12 hereof.

(r)            “Performance Objective(s)” means one (1) or more performance objectives established by the Administrator, in its sole discretion, for Awards. Performance Objectives may include, but shall not be limited to, any one (1), or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

(s)            “Performance Period” means the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(t)            “Performance Share” means any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(u)           “Performance Unit” means any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(v)           “Plan” means the Amended and Restated Broadwind Energy, Inc. 2007 Equity Incentive Plan, as amended from time to time.

(w)          “Policy” has the meaning set forth in Section 20 hereof.

(x)           “Restricted Stock Agreement” has the meaning set forth in Section 11 hereof.

(y)           “Restricted Stock Award” means any grant of restricted shares of Stock pursuant to Section 11 hereof.

(z)           “Restricted Stock Unit Agreement” has the meaning set forth in Section 11 hereof.

(aa)         “Restricted Stock Unit Award” means any grant of restricted stock units pursuant to Section 11 hereof.

(bb)         “Rule 16b-3” means Rule 16b-3 of the Exchange Act.

(cc)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)         “Stock” or “Common Stock” means the common stock, $0.001 par value of the Company, reserved for Awards.

(ee)         “Stock Appreciation Right” means a grant pursuant to Section 13 hereof.

(ff)          “Stock Appreciation Right Agreement” has the meaning set forth in Section 13 hereof.

(gg)         “Subsidiary” means any corporation of which fifty percent (50%) or more of the total voting power of the outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of Options that will qualify as “incentive stock options” under the provisions of Code Section 422, pursuant to Section 9 hereof; through the granting of “nonqualified stock options” pursuant to Section 10 hereof; through the granting of Restricted Stock Awards or Restricted Stock Unit Awards pursuant to Section 11 hereof; through the granting of Performance Awards pursuant to Section 12 hereof; and through the granting of Stock Appreciation Rights pursuant to Section 13 hereof. Adoption of the Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board. Any incentive stock options granted after adoption of the Plan by the Board shall be treated as nonqualified stock options if stockholder approval is not obtained within such twelve (12)-month period.

SECTION 3

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board, subject to approval by the stockholders of the Company as required in Section 2 hereof.

SECTION 4

ADMINISTRATION

The Plan shall be administered by the Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price, if any; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (that may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5

PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted; provided, however, that consultants or advisors shall not be eligible to receive Awards unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator may grant additional Awards to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6

STOCK

The shares to be issued under the Plan shall consist of authorized but unissued shares of Common Stock. Six hundred and ninety-one thousand and fifty-one (691,051) shares of Common Stock shall be reserved and available for Awards; provided, however, that the total number of shares reserved for Awards shall be subject to adjustment as provided in Section 14 hereof; and provided, further, that all shares reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. Subject to adjustment as provided in Section 14 hereof, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during a Performance Period to any Participant is fifty thousand (50,000), to the extent such Options or Stock Appreciation Rights are intended to be “performance-based compensation” as defined under Code Section 162(m). The shares of Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated shall not be deemed to have been delivered and shall be added back to the shares of Stock available for Awards; provided, however, that any shares (i) tendered to pay the exercise price of an Award or (ii) withheld for taxes by the Company or an Affiliate shall not be available for future Awards.

SECTION 7

DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as described in Section 3 hereof. Awards other than incentive stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8

PAYMENT

Participants may pay for shares upon exercise of Options through a net exercise, or with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of Common Stock, or any combination thereof, or such other method as may be determined by the Administrator from time to time. Any Stock so tendered as part of such payment shall be valued at such Stock’s then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the “ISO Option Agreement”). The ISO Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each ISO Option Agreement shall comply with and be subject to the following terms and conditions:

(a)  Number of Shares and Option Price.  The ISO Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)  Term and Exercisability of Incentive Stock Option.  The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The ISO Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the ISO Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder that is not immediately exercisable as of the date of grant.

(c)  Nontransferability.  No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

(d)  No Rights as Stockholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by an incentive stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

(e)  Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the ISO Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation) or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(f)  Other Provisions.  The ISO Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such ISO Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the “NSO Option Agreement”). The NSO Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each NSO Option Agreement shall comply with and be subject to the following terms and conditions:

(a)  Number of Shares and Option Price.  The NSO Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of Common Stock on the date the Administrator grants the Option.

(b)  Term and Exercisability of Nonqualified Stock Option.  The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator; provided, however, that in no event shall any nonqualified stock option be exercisable during a term of more than ten (10) years after the date on which it is granted. The NSO Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the NSO Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder that is not immediately exercisable as of the date of grant.

(c)  Transferability.  A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or to one (1) or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant shall not receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

(d)  No Rights as Stockholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a nonqualified stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

(e)  Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the NSO Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation) or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(f)  Other Provisions.  The NSO Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11

RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Award or Restricted Stock Unit Award shall be evidenced by a written restricted stock or restricted stock unit agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement,” as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock

Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

(a)  Number of Shares.  The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

(b)  Risks of Forfeiture.  The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture or vesting conditions, if any, including risks of forfeiture or vesting conditions based on Performance Objectives, that shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse or vesting conditions shall vest; provided, however, that if the right to become vested in a Restricted Stock Award or Restricted Stock Unit Award is conditioned on the completion of a specified period of service with the Company or its Affiliates, without achievement of Performance Objectives or other performance measures (whether or not related to the Performance Objectives) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of service for full vesting shall not be less than three (3) years unless the applicable Award is granted in substitution for stock or stock-based awards held by an employee of another corporation who concurrently becomes an employee of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of death, disability, retirement, or involuntary termination or due to a Change in Control); provided, further, that the required period of service for full vesting with respect to stock awards granted to Directors shall not be less than one (1) year (subject to acceleration in such similar events as may be applied to employees). The Administrator may, in its sole discretion and to the extent permitted by applicable tax and securities laws and regulations, accelerate the date on which the risks of forfeiture shall lapse or vesting conditions shall vest, but only with respect to those shares of Stock that are restricted as of the effective date of the acceleration.

(c)  Issuance of Shares; Rights as Stockholder.

(i)            With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificate and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

(ii)           With respect to a Restricted Stock Unit Award, as the vesting conditions on the Restricted Stock Units are satisfied, the Administrator shall cause to be issued one (1) or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such Restricted Stock Units. A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Restricted Stock Unit Award until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

(d)  Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation), including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock or Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(e)  Nontransferability.  No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

(f)  Other Provisions.  The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12

PERFORMANCE AWARDS

Each Performance Award shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)  Awards.  Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)  Performance Objectives, Performance Period and Payment.  The Performance Award Agreement shall set forth:

(i)            the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)           one (1) or more Performance Objectives established by the Administrator;

(iii)          the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)          the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)           the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c)  Withholding Taxes.  The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment- related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation) or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the grant of Performance Shares. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(d)  Nontransferability.  No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award, such transfer shall be void and the Performance Award shall terminate.

(e)  No Rights as Stockholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date Participant is recorded on the stock transfer books of the Company as the owners of the shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

(f)  Other Provisions.  The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a written stock appreciation right agreement (the “Stock Appreciation Right Agreement”). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

(a)  Awards.  A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash in an amount equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)  Term and Exercisability.  The term during which any Stock Appreciation Right may be exercised shall be established in each case by the Administrator; provided, however, that in no event shall any Stock Appreciation Right be exercisable during a term of more than ten (10) years after the date on which it is granted. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder that is not immediately exercisable as of the date of grant.

(c)  Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold Common Stock issuable to Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

(d)  Nontransferability.  No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right, such transfer shall be void and the Stock Appreciation Right shall terminate.

(e)  No Rights as Stockholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 hereof).

(f)  Other Provisions.  The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right that may be necessary to comply with Rule 16b-3.

SECTION 14

RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Administrator shall adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares that may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the agreement evidencing an Award, in the event of an acquisition of the Company through: the sale of substantially all of the Company’s assets and the consequent discontinuance of its business; an acquisition of fifty percent (50%) or more of the total combined voting power of all classes of securities of the Company; or a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a “Transaction”), the Administrator may provide for one (1) or more of the following:

(a)           the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

(b)           the complete termination of the Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such Transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

(c)           that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock or shares of stock of any corporation succeeding the Company by reason of such Transaction, such shares having a value equal to the cash payment herein;

(d)           that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Transaction; provided that the Board may, in lieu of such cash payment, distribute to such

Participants shares of Common Stock or shares of stock of any corporation succeeding the Company by reason of such Transaction, such shares having a value equal to the cash payment herein;

(e)           the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights that were outstanding as of the date of adoption by the Board of such plan for such Transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Transaction;

(f)            the continuance of the Plan with respect to Restricted Stock Awards and Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Transaction; and

(g)           the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Transaction.

The Administrator may condition any acceleration of exercisability or other right to which the Participant is not entitled upon any additional agreements from the Participant, including but not limited to the Participant agreeing to additional restrictive covenants (e.g., confidentiality, non-competition, non-solicitation, non-circumvention, etc.) and the Participant agreeing to continue to perform services for the Company, a successor or purchaser of all or any portion of the Company’s business or related assets for substantially the same base salary for a period of up to six (6) months.

The Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Award shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15

INVESTMENT PURPOSE

No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including but not limited to those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to the Participant, the Administrator may require the Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act and any other applicable securities laws, and (ii) represent that the Participant shall not dispose of the shares of Stock in violation of the Securities Act or any other applicable securities laws.

The Participant’s acceptance of an Option constitutes acknowledgment of and consent to the following, without further consideration or action:

(a)           In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, the Participant shall not, for a period not to exceed one hundred eighty (180) days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to the Participant or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)           In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives the Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which the Participant does not exercise prior to or contemporaneously with such public offering.

(c)           In the event of a Transaction, the Participant shall comply with Rule 145 of the Securities Act and any other restrictions imposed under other applicable legal or accounting principles if the Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Transaction, and the Participant shall execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued in connection with an Award to assure compliance with this Section 15.

SECTION 16

AMENDMENT OF THE PLAN

The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14 hereof, shall impair the terms and conditions of any Award that is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422.

SECTION 17

NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

SECTION 18

NO CONTRACTUAL RIGHT TO EMPLOYMENT OR FUTURE AWARDS

The Plan does not constitute a contract of employment, and selection as a Participant shall not give any participating employee the right to be retained in the employ of the Company or any Affiliate or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.

SECTION 19

SECTION 409A

(a)           It is the intention of the Company that the Plan and all Awards comply with or are exempt from the requirements of Code Section 409A and the Plan shall be administered and interpreted in accordance with such intent. The Company does not guarantee that the Awards, payments or benefits that may be made or provided under the Plan will satisfy all applicable provisions of Code Section 409A or any other section of the Code. Payments made to a Participant in error shall be returned to the Company and shall not create a legally binding right to such payments.

(b)           If any Award would be considered Deferred Compensation, the Administrator reserves the absolute right to unilaterally amend the Plan or the Award, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Administrator to the Plan or an Award pursuant to this Section 19(b) shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of an Award constitutes acknowledgement of and consent to such rights of the Administrator, without further consideration or action.

(c)           In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such Award is to be triggered by a Transaction, then such settlement or distribution shall be subject to the event constituting the Transaction also constituting a “change in the ownership” or “change in the effective control” of the Company, as permitted under Code Section 409A.

SECTION 20

CLAWBACK POLICY

Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the “Policy”) or any applicable law. A Participant’s receipt of an Award constitutes the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the Participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consideration or action.